Restricted Cash	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Restricted Cash	Restricted Cash
Restricted cash as of December 31, 2022 primarily represents debt service reserve accounts that must be maintained as part of the terms and conditions of our Bank of Communications Financial Leasing (LR2s) sale and leaseback. The funds in these accounts will be released at the end of the lease term.
Restricted cash as of December 31, 2021 primarily represents debt service reserve accounts that were required to be maintained as part of the terms and conditions of our Citibank/K-Sure Credit Facility and Bank of Communications Financial Leasing (LR2s) sale and leaseback.